Exhibit 99.2


              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 (the "Report") by Bentley Pharmaceuticals, Inc. (the "Registrant"), the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                              /s/ Michael D. Price
                                              --------------------------------
                                              Michael D. Price
                                              Vice President, Chief Financial
                                              Officer, Treasurer and Secretary
                                              (Chief financial officer)

                                              November 4, 2002